UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2014

(May 29, 2014)

Aramark

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36223	20-8236097
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (215) 238-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 29, 2014, Aramark (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”) and the selling stockholders named therein (the “Selling Stockholders”), relating to the offering and sale by the Selling Stockholders of 20,000,000 shares of the Company’s common stock, par value $0.01 per share, pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-196050), as amended (the “Registration Statement”). The offering price to the public was $25.50 per share, and the Underwriters agreed to purchase the shares from the Selling Stockholders at a price of $24.54375 per share. Certain of the selling stockholders also granted the Underwriters an option to purchase up to 3,000,000 additional shares. On May 30, 2014, the Underwriters exercised this option in full.

The Underwriting Agreement contains certain representations, warranties, covenants and conditions. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

The previously announced underwritten secondary offering by the Selling Stockholders of an aggregate of 23,000,000 shares of common stock of the Company closed on June 4, 2014. The Selling Stockholders received all of the net proceeds from this offering. No shares were sold by the Company.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of May 29, 2014, by and among Aramark, the selling stockholders named therein and the representatives of the underwriters party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

By:	/s/ Joseph Munnelly
Name:	Joseph Munnelly
Title:	Senior Vice President, Controller and Chief Accounting Officer

June 4, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of May 29, 2014, by and among Aramark, the selling stockholders named therein and the representatives of the underwriters party thereto.